Exhibit 10.68

Confidential treatment has been requested for portions of this exhibit and such portions have been filed separately with the Commission. The copy filed herewith omits the information for which confidential treatment has been requested and replaces it with [***].

Amendment of Statement of Work (“SOW3”)

Between Elektrobit, Inc. (“EB”) and TerreStar, Inc. (“TSN”), dated as of the 20th day of October, 2009

The undersigned parties agree as follows:

1.	EB and TSN entered into a SOW3 on October 20, 2009.

2.	The SOW3 has a not-to-exceed amount for the services and expenses of $16,545,492 USD

3.	With this Amendment of SOW3 (“Amendment”) the parties increase the SOW3 not-to-exceed amount by $5,276,154 USD [***].

4.	Therefore, EB and TSN hereby agree to replace the not-to-exceed amount of $16,545,492 USD in Section 10 of SOW3 with the not-to-exceed amount of $21,821,646 USD.

5.	By [***].

6.	No other terms of the SOW3 are changed or amended and all terms contained in the SOW3 remain in full force and effect.

IN WITNESS WHEREOF the parties here to have caused this Amendment to be executed by their respective duly authorizes representatives as of the last date written below (the “Effective Date”)

TerreStar Networks Inc.		Elektrobit Inc.

By:		By:
Name:	Jeffrey W. Epstein	Name:	Jani Lyrintzis
Title:	President	Title:	VP & GM
Date:	January 21, 2010	Date:	January 22, 2010